Exhibit 1.1

Marquee Holdings Inc.

Common Stock

Underwriting Agreement

, 2007

Goldman, Sachs & Co.,

Citigroup Global Markets Inc.,

J.P. Morgan Securities Inc., and

Deutsche Bank Securities Inc.

As representatives of the several Underwriters

named in Schedule I hereto,

c/o Goldman, Sachs & Co.,

85 Broad Street,

New York, New York 10004.

Ladies and Gentlemen:

Certain stockholders named in Schedule II hereto (the “Selling Stockholders”) of Marquee Holdings Inc., a Delaware corporation (the “Company”), propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Goldman, Sachs & Co., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. are acting as representatives (the “Representatives”) an aggregate of 39,473,683 shares (the “Firm Shares”) and, at the election of the Underwriters, up to 5,921,052 additional shares (the “Optional Shares”) of Common Stock, par value $0.01 per share (“Stock”), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).

The Company and the Underwriters, in accordance with the requirements of Rule 2720 (“Rule 2720”) of the National Association of Securities Dealers, Inc. (the “NASD”) and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Deutsche Bank Securities Inc. (the “Independent Underwriter”) as a “qualified independent underwriter” within the meaning of Rule 2720(b)(15) in connection with the offering and sale of the Shares.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Independent Underwriter that:

(i)     A registration statement on Form S-1 (File No. 333-139249) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”), as amended by pre-effective Amendments No. 1, filed on January 26, 2007, No. 2, filed on February 23, 2007, No. 3, filed on March 23, 2007, No. 4, filed on April 12, 2007, and No. 5, filed on April 19, 2007 (the “Initial Registration Statement”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(ii)    No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated

therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or by the Independent Underwriter expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;

(iii)   For the purposes of this Agreement, the “Applicable Time” is     :        m (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the price to the public of the Shares and the number of Shares to be sold, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus listed on Schedule III(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Prospectus or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company (x) by an Underwriter through the Representatives or by the Independent Underwriter expressly for use therein or (y) by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

(iv)   The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder;

(v)    The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date, the date and time of delivery and payment for the Firm Shares (the “Closing Date”) and on any date on which Optional Shares are purchased, if such date is not the Closing Date, as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company (x) by an Underwriter through the Representatives or by the Independent Underwriter expressly for use therein or (y) by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

(vi)          Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than borrowings in the ordinary course of business under the Company’s existing revolving credit facility) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in each of the Pricing Prospectus and the Prospectus;

(vii)         The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Pricing Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(viii)        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own its properties and conduct its business as described in each of the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so qualified as a foreign corporation or in good standing in such foreign jurisdiction would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); and

each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

(ix)           Each subsidiary of the Company has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited liability company or partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with requisite power and authority (corporate and other) to own its properties and conduct its business as described in each of the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation, limited liability company or partnership, as applicable, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so duly qualified as a foreign corporation, limited liability company or partnership, as applicable, or in good standing in such foreign jurisdiction would not, individually or in the aggregate, have a Material Adverse Effect;

(x)            Assuming the Company’s existing classes of common stock have been reclassified into a single class constituting the Stock (the “Reclassification”), the Company has an authorized capitalization as set forth in each of the Pricing Prospectus and Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Stock contained in each of the Pricing Prospectus and the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and, to the extent that a subsidiary is a partnership or limited liability company, all of the issued equity interests of each such subsidiary of the Company have been duly and validly authorized and issued and, in each case, except as set forth in each of the Pricing Prospectus and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(xi)           The sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, and (ii) will not result in any violation of (A) the provisions of the Certificate of Incorporation or By-laws of the Company or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of (i) and (ii)(B) for any breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the approval of the National Association of Securities Dealers, Inc. of the underwriting  terms and arrangements in connection with the purchase and distribution of the Shares by the Underwriters;

(xii)          Neither the Company nor any of its subsidiaries is in (i) violation of its Certificate of Incorporation or By-laws (or similar organizational documents) or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except with respect to clause (ii) where such default would not, individually or in the aggregate, have a Material Adverse Effect;

(xiii)         The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock,” assuming the Reclassification has occurred and insofar as they purport to constitute a summary of the terms of the Stock, under the caption “Material U.S. Federal Income Tax Considerations,” and under the caption “Prospectus Summary—Recent Developments”, “Certain Relationships and Related Party Transactions,” “Description of Certain Indebtedness” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(xiv)        Other than as set forth in each of the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xv)         The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xvi)        At the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(xvii)       PricewaterhouseCoopers LLP, who have certified certain consolidated financial statements of the Company and its subsidiaries and who have delivered their report with respect to the audited consolidated financial statements of the Company included in the Registration Statement, the Pricing Prospectus and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(xviii)      PricewaterhouseCoopers LLP, who have certified certain consolidated financial statements of LCE Holdings, Inc. and its subsidiaries and who have delivered their report with respect to the audited consolidated financial statements of LCE Holdings, Inc. included in the Registration Statement, the Pricing Prospectus and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(xix)         The financial statements included in the Pricing Prospectus and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis;

(xx)          The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Pricing Prospectus and the Prospectus, (i) except as stated therein, comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) except as stated therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein; subject to the limitations stated therein, the assumptions used in preparing the pro forma financial statements and other pro forma financial information including in the Pricing Prospectus and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

(xxi)         The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(xxii)        Since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxiii)       The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(xxiv)       The Company and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their properties and conduct their business as described in the Pricing Prospectus and the Prospectus, except where the failure to have such licenses, franchises, permits, authorizations, approvals or orders would not, individually or in the aggregate, have a Material Adverse Effect; and to the best actual knowledge of the Company, neither the Company not any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each of the Pricing Prospectus and the Prospectus;

(xxv)        Other than as set forth in each of the Pricing Prospectus and the Prospectus, to the best actual knowledge of the Company, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. Other than as set forth in the Pricing Prospectus and the Prospectus, there is no judgment, decree, injunction, rule, writ or order of any governmental entity or arbitrator outstanding against the Company or any of its subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xxvi)       No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Prospectus and the Prospectus;

(xxvii)      The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks in such amounts and subject to such self-insurance retentions as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of the subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each of the Pricing Prospectus and the Prospectus;

(xxviii)     The Company and each of its subsidiaries have filed all foreign, federal, state and local income tax returns that are required by law to be filed or have requested extensions thereof (except in the case in which the failure to so file would not have a Material Adverse Effect), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each of the Pricing Prospectus and the Prospectus, and have paid all income taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except (i) for any such assessment, fine or penalty that is currently being contested in good faith; (ii) for which adequate reserves have been provided or (iii) as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each of the Pricing Prospectus and the Prospectus;

(xxix)       There is and has been no failure on the part of the Company and any of its officers or directors, in their capacities as such, to comply with any provision, to the extent applicable, of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(xxx)        The Company does not, nor to the Company’s knowledge, do any of its affiliates do business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(xxxi)       The statistical and market-related data included in the Pricing Prospectus and the Prospectus is based on or derived from sources that the Company believes to be reliable and accurate;

(xxxii)      Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(xxxiii)     The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best actual knowledge of the Company, threatened; and

(xxxiv)     Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(b)           Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters, the Independent Underwriter and the Company that:

(i)            All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney, as applicable, and Custody Agreement (each as defined in Section 1(b)(x)) hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained, except for (i) registration of the Shares under the Securities Act, (ii) such as may be required by the rules of the New York Stock Exchange or the NASD, and (iii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws, in connection with the purchase and distribution of the Shares to be sold by such Selling Shareholder hereunder to the Underwriters; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney, as applicable, and the Custody Agreement to the extent such Selling Stockholder is a party thereto, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(ii)           The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney, as applicable, and the Custody Agreement to the extent such Selling Stockholder is a party thereto, and the performance by such Selling Stockholder of its obligations herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (B) result in any violation of the provisions of any organizational or similar document pursuant to which such Selling Stockholder was formed or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except in the case of (A) and (C) above, for such conflicts, breaches or violations that would not, individually or in the aggregate, have a material adverse effect on the ability of the Selling Stockholder to perform its obligations hereunder;

(iii)          Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 5(a) hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims (other than pursuant to the Custody Agreement and Power of Attorney, if applicable); and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters;

(iv)          If such Selling Stockholder is listed on Schedule IV hereto, such Selling Stockholder has on or prior to the date of this Agreement, executed and delivered to the Representatives, “lock-up” letters substantially in the form and substance attached hereto as Schedule IV;

(v)           Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vi)          To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; For purposes of this Agreement, the parties hereto agree that the only information furnished to the Company by any Selling Stockholder is information about such Selling Stockholder set forth in “Principal and Selling Stockholders”;

(vii)         As of the Applicable Time, neither (i) the Pricing Prospectus nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the Pricing Prospectus, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to statements in or omissions from the Pricing Prospectus or any individual Issuer Free Writing Prospectus based upon written information furnished to the Company by such Selling Stockholder expressly for use therein; For purposes of this Agreement, the parties hereto agree that the only information furnished to the Company by any Selling Stockholder is information about such Selling Stockholder set forth in “Principal and Selling Stockholders”;

(viii)        All written information furnished to the Company by such Selling Stockholder expressly for use in and contained in any Issuer Free Writing Prospectus listed in Schedule III, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that such Selling Stockholder notified or notifies the Company and the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. For purposes of this Agreement, the parties hereto agree that the only information furnished to the Company by any Selling Stockholder is information about such Selling Stockholder set forth in “Principal and Selling Stockholders.”  If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which the aforesaid written information furnished to the Company by such Selling Stockholder expressly for use in such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, such Selling Stockholder has promptly notified or will promptly notify the Company and the Representatives and will provide the Company with all necessary information so as to correct such untrue statement or omission;

(ix)           In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(x)            Certificates in negotiable form representing the common stock of the Company which, after giving effect to the reclassification, represent the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to UMB Bank, n.a., as custodian (the “Custodian”), and each Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (each, a “Power of Attorney”), to the extent that such Selling Stockholder is listed on Schedule II hereto as having entered into a Power of Attorney, appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling

Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

(xi)           The Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by each Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, as applicable, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder and under the Power of Attorney, as applicable, and Custody Agreement shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the common stock of the Company which, after giving effect to the Reclassification, represent the Shares, shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

2.             Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of $[            ], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Selling Stockholders, as and to the extent indicated on Schedule II hereto, and assuming the Reclassification has occurred, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 5,921,052 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised not more than twice and only by written notice from you to the Selling Stockholders, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5(a) hereof) or, unless you and the Selling Stockholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.             Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4.             (a)  The Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Shares.

(b)           The Independent Underwriter hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Shares as described in the Prospectus:

(i)            The Independent Underwriter constitutes a “qualified independent underwriter” within the meaning of Rule 2720(b)(15);

(ii)           The Independent Underwriter has participated in the preparation of the Registration Statement and the Prospectus and has exercised the usual standards of “due diligence” in respect thereto;

(iii)          The Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof;

(iv)          Based upon (A) the information included in the Prospectus and otherwise made available to the Underwriters, including the Independent Underwriter, (B) market conditions for initial public offerings, (C) the history of and prospects for the Company’s business and earnings and the Company’s past and present operations, (D) the Company’s past and present earnings and current financial position, (E) an assessment of the Company’s management, (F) the market of securities of companies in business similar to that of the Company, and (G) the general condition of the securities markets, and assuming that the offering and sale of the Securities is made as contemplated herein and in the Prospectus, as of the date of the execution and delivery of this Agreement, the initial public offering price for each share is not higher than the price recommended by the Independent Underwriter;

(v)           Subject to the provisions of Section 8 hereof, the Independent Underwriter will furnish to the Underwriters at the Time of Delivery a letter, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect of clauses (i) through (iv) above.

(c)           The Independent Underwriter hereby agrees with the Company and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to the Prospectus, the Independent Underwriter will render services as a “qualified independent underwriter” within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Shares as described in the Prospectus as so amended or supplemented that are substantially the same as those services being rendered with respect to the offering and sale of the Shares as described in the Prospectus (including those described in subsection (b) above).

(d)           The Company, the Underwriters and the Independent Underwriter agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Shares. The Company agrees to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

5.             (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours’ prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co., through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the each of the Selling Stockholders to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [          ], 2007 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters’ election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b)           The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(m) hereof, will be delivered at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at [              ] p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

6.             The Company agrees with each of the Underwriters and with the Independent Underwriter:

(a)           To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you and the Independent Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you and the Independent Underwriter with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you and the Independent Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)           Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or subject itself to taxation for doing business in any jurisdiction;

(c)           Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the Independent Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as you and the Independent Underwriter may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and the Independent Underwriter and upon your or its request to prepare and furnish without charge to each Underwriter and the Independent Underwriter and to any dealer in securities as many written and electronic copies as you and the Independent Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter or Independent Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your or its request but at the expense of such Underwriter, to prepare and deliver to such Underwriter or Independent Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)           To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)           During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the initial “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, other than (i) the offer and sale of the Shares as contemplated by this Agreement, (ii) the issuance by the Company of shares of Stock upon the exercise of an option or a warrant or the conversion or exchange of convertible or exchangeable securities outstanding on the date of this Agreement, (iii) the grant of options or the issuance of shares of Stock in the ordinary course and consistent with past practice by the Company to employees, officers, directors, advisors or consultants under any employee benefit plan described in the Pricing Prospectus, (iv) the filing by the Company of any registration statement on Form S-8 in respect of any employee benefit plan described in the Pricing Prospectus and (v) with the prior written consent of Goldman, Sachs & Co.; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. waives, in writing, such extension; the Company will provide Goldman, Sachs & Co. and each stockholder subject to the Lock-Up Period pursuant to the lock-up letters described in Section 9(k) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;

(f)            To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that the Company may satisfy the requirements of this subsection by making any such reports, communications or information generally available on its web site or by filing such information with the Commission via EDGAR;

(g)           During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, however, that the Company may satisfy the requirements of this subsection by making any such reports, communications or information generally available on its web site or by filing such information with the Commission via EDGAR;

(h)           To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the “Exchange”);

(i)            To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 163 under the Act;

(j)            If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

(k)           Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

7.             (a) The Company represents and agrees that, without the prior consent of Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Goldman, Sachs & Co. is listed on Schedule III hereto;

(b)   The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

(c)   The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Goldman, Sachs & Co. and, if requested by Goldman, Sachs & Co., will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

8.     The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters and the Independent Underwriter that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, the Independent Underwriter and dealers; (ii) the disbursements and expenses of the Independent Underwriter in connection with the offering and sale of the Shares; (iii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the

Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Shares on the Exchange; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vii) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) the cost of preparing stock certificates; (ix) the cost and charges of any transfer agent or registrar; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8; provided, however, that in the case of (ii) above, the Company shall not be required to cover disbursements or expenses of the Independent Underwriter in excess of $5,000; provided, further, that in the case of (iv) above, the Company shall not be required to cover fees and disbursements of counsel for the Underwriters in excess of $5,000;  provided, further, that in the case of (vii) above, the Company shall not be obligated to pay for more than its pro rata share of the costs associated with the chartering of an aircraft used by the Company and the Underwriters to attend meetings with prospective purchasers of the Shares; and (b) each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section 8 including (i) any fees and expenses of counsel for such Selling Stockholder (except the fees and expenses of counsel for all Selling Stockholders to the extent retained, which shall be borne by the Company) and (ii) all transfer taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b) of the preceding sentence, with respect to the sale of the Shares by each of the Selling Stockholders contemplated hereunder, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and such Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section 8, and Sections 11 and 14 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. Notwithstanding the foregoing, the provisions of this Section 8 shall not affect (i) any agreement that the Company and the Selling Stockholders have or (ii) any agreement that the Company and the Underwriters have for the payment of costs and expenses related to the sale of the Shares by the Selling Stockholders hereunder.

9.             The respective obligations of the Underwriters and the Independent Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, the condition (in the case of the Underwriters) that the Independent Underwriter shall have furnished to the Underwriters the letter referred to in clause (v) of Section 4(b) hereof and the following additional conditions:

(a)           The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)           Weil, Gotshal & Manges LLP, counsel for the Underwriters, shall have furnished to you such written opinion and negative assurance letter (a form of each of such opinion and letter is attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you with respect to matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)           O’Melveny & Myers LLP, counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, substantially in the form and substance attached hereto as Annex II(b) hereto;

(d)           Kevin Connor, General Counsel for the Company, shall have furnished to you his written opinion, dated such Time of Delivery, substantially in the form and substance attached hereto as Annex II(c) hereto;

(e)           The respective counsel for each of the Selling Stockholders shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to you with respect to matters as you may reasonably request;

(f)            On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

(g)           (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(h)           On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded debt securities of the Company or AMC Entertainment Inc. by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of debt securities of the Company or AMC Entertainment Inc.;

(i)            On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(j)            The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

(k)           The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from the Stockholders listed on Schedule IV hereto, substantially in the form and substance attached hereto as Schedule V hereto and shall have obtained and delivered to the Underwriters executed copies of an agreement from the officers and directors of the Company listed on Schedule VI hereto, substantially in the form and substance attached hereto as Schedule VII hereto ;

(l)            The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(m)          The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Selling Stockholders satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

(n)           The Reclassification, as described in the Prospectus, shall have been consumated as described in the Prospectus.

10.           The Independent Underwriter hereby consents to the references to it as set forth under the caption “Underwriting” in the Prospectus and in any amendment or supplement thereto made in accordance with Section 6(a) hereof.

11.(a)      The Company will indemnify and hold harmless each Underwriter and the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives or the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 10 hereof.

(b)           Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter or the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter and the Independent Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter and or Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives or the Independent Underwriter expressly for use therein or which constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 10 hereof; provided, however, that the aggregate liability of each such Selling Stockholder under this subsection (b) shall not exceed the gross proceeds received by such Selling Stockholder from the Shares sold by it hereunder.

(c)   Each Underwriter will indemnify and hold harmless the Company, each Selling Stockholder and the Independent Underwriter, in its capacity as QIU, as the case may be, against any losses, claims, damages or liabilities to which the Company, such Selling Stockholder or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company, each Selling Stockholder and the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company, such Selling Stockholder or the

Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

(d)   The Company will indemnify and hold harmless the Independent Underwriter, its directors and officers and each person, if any, who controls the Independent Underwriter within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or judgments, joint or several, to which the Independent Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) arise out of or are based upon any act or omission to act or any alleged act or omission to act by the Independent Underwriter as “qualified independent underwriter” within the meaning of Rule 2720(b)(15) in connection with any transaction contemplated by this Agreement or undertaken in preparing for the purchase, sale and delivery of the Shares, except to the extent that any such loss, claim, damage, liability or judgments results from the willful misconduct of the Independent Underwriter, its directors, officers or any such controlling persons in performing the services as “qualified independent underwriter,” and will reimburse the Independent Underwriter, its directors, officers or any such controlling persons for any legal or other expenses reasonably incurred by the Independent Underwriter, its directors, officers or any such controlling persons in connection with investigating or defending any such loss, claim, damage, liability or judgment, or any action in respect thereof as such expenses are incurred.

(e)   Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(f)    If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters and the Independent Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters and the Independent Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters and the Independent Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters and the Independent Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f).

The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g)           The obligations of the Company and the Selling Stockholders under this Section 11 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter or the Independent Underwriter; and the obligations of the Underwriters and the Independent Underwriter under this Section 11 shall be in addition to any liability which the respective Underwriters and the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act. Notwithstanding the foregoing, the provisions of this Section 11 shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification or contribution.

12.           (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notifies you that it has so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 12 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)           If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 11 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

13.           The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Independent

Underwriter or any controlling person of any Underwriter, or the Independent Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

14.           If this Agreement shall be terminated pursuant to Section 12 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter or the Independent Underwriter except as provided in Sections 8 and 11 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, each of the Selling Stockholders pro rata (based on the number of Shares to be sold by such Selling Stockholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter or the Independent Underwriter in respect of the Shares not so delivered except as provided in Sections 8 and 11 hereof.

15.           In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York  10004, Attention: Registration Department; if to the Independent Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to the name and address of the Independent Underwriter, if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address as set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 11(f) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request; provided, however, that notices under subsection 6(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Control Room. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

16.           This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter, the Company and the Selling Stockholders and, to the extent provided in Sections 11 and 13 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder, any Underwriter or the Independent Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

17.           Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18.           The Company and each Selling Stockholder acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or such Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Stockholder, in connection with such transaction or the process leading thereto.

19.           This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.

20.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21.           The Company, each Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22.           This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

23.           Notwithstanding anything herein to the contrary, the Company and Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us 7 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters and the Independent Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Independent Underwriter and the Selling Stockholders and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Marquee Holdings Inc.

Authorized Signature

Title

Peter C. Brown
Craig R. Ramsey
Richard T Walsh
John D. McDonald
Kevin M. Connor
Travis Reid
Mark A. McDonald

Authorized Signature

Title

As Attorney-in-Fact acting on behalf of each director and officer listed above.

J.P. Morgan Partners (BHCA), L.P.

By:	JPMP Master Fund Manager, L.P.,
Its general partner
By:	JPMP Capital Corp.,
Its general partner
Name of Shareholder

Authorized Signature

Title

J.P. Morgan Partners Global Investors, L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of Shareholder

Authorized Signature

Title

J.P. Morgan Partners Global Investors (Cayman), L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of Shareholder

Authorized Signature

Title

J.P. Morgan Partners Global Investors (Cayman) II, L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of Shareholder

Authorized Signature

Title

J.P. Morgan Partners Global Investors (Selldown), L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of Shareholder

Authorized Signature

Title

J.P. Morgan Partners Global Investors (Selldown) II, L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of Shareholder

Authorized Signature

Title

JPMP Global Fund/AMC/Selldown II, L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of Shareholder

Authorized Signature

Title

J.P. Morgan Partners Global Investors (Selldown) II-C, L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of Shareholder

Authorized Signature

Title

AMCE (Ginger), L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of shareholder

Authorized signature

Title

AMCE (Luke), L.P.

By:	JPMP Global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of shareholder

Authorized signature

Title

AMCE (Scarlett), L.P.

By:	JPMP global Investors, L.P.,
its general partner
By:	JPMP Capital Corp.,
its general partner
Name of shareholder

Authorized signature

Title

Apollo Investment Fund V, L.P

By:	Apollo Advisors V, L.P.,
its general partner
By:	Apollo Capital Management V, Inc.
its general partner
Name of shareholder

Authorized signature

Title

Apollo Overseas Partners V, L.P.

By:	Apollo Advisors V, L.P.,
its general partner
By:	Apollo Capital Management V, Inc.
its general partner
Name of shareholder

Authorized signature

Title

Apollo Netherlands Partners V(A), L.P.

By:	Apollo Advisors V, L.P.,
its general partner
By:	Apollo Capital Management V, Inc.
its general partner
Name of shareholder

Authorized signature

Title

Apollo Netherlands Partners V(B), L.P.

By:	Apollo Advisors V, L.P.,
its general partner
By:	Apollo Capital Management V, Inc.
its general partner
Name of shareholder

Authorized signature

Title

Apollo German Partners V GMBH & Co KG

By:	Apollo Advisors V, L.P.,
its managing limited partner
By:	Apollo Capital Management V, Inc.
its general partner
Name of shareholder

Authorized signature

Title

Bain Capital Holdings (Loews) I, L.P.

By:	Bain Capital Partners VII, L.P.,
its general partner
By:	Bain Capital Investors, LLC, its
general partner
Name of Shareholder

Authorized Signature

Title

Bain Capital AIV (Loews) II, L.P.

By:	Bain Capital Partners VIII, L.P.,
its general partner
By:	Bain Capital Investors LLC,
its general partner
Name of Shareholder

Authorized Signature

Title

Carlyle Partners III Loews, L.P.

By:	TC Group III, L.P.,
its general partner
By:	TC Group III, L.L.C.,
its general partner
By:	TC Group, L.L.C.,
its managing member
By:	TCG Holdings, L.L.C.,
its managing member
Name of Shareholder

Authorized Signature

Title

CP III Coinvestment, L.P.
By:	TC Group III, L.P.,
its general partner
By:	TC Group III, L.L.C.,
its general partner
By:	TC Group, L.L.C.,
its managing member
By:	TCG Holdings, L.L.C.,
its managing member
Name of Shareholder

Authorized Signature

Title

Spectrum Equity Investors IV, L.P.

By:	Spectrum Equity Associates IV, L.P.,
its general partner
Name of Shareholder

Authorized Signature

Title

Spectrum Equity Investors Parallel IV, L.P.

By:	Spectrum Equity Associates IV, L.P.,
its general partner
Name of Shareholder

Authorized Signature

Title

Spectrum IV Investment Managers’ Fund, L.P.
Name of Shareholder

Authorized Signature

Title

AlpInvest Partners CS Investments
2003 C.V.
Name of Shareholder

Authorized Signature

Title

AlpInvest Partners Later Stage Co- Investments Custodian II B.V.
Name of Shareholder

Authorized Signature

Title

AlpInvest Partners Later Stage Co- Investments Custodian IIA B.V.
Name of Shareholder

Authorized Signature

Title

Caisse de dépôt et placement du Québec
Name of Shareholder

Authorized Signature

Title

Co-Investment Partners, L.P.
Name of Shareholder

Authorized Signature

Title

CSFB Strategic Partners Holdings II, L.P.
Name of Shareholder

Authorized Signature

Title

GSO Credit Opportunities Fund (Helios), L.P.
Name of Shareholder

Authorized Signature

Title

Credit Suisse Anlagestiftung
Name of Shareholder

Authorized Signature

Title

Pearl Holdings Limited
Name of Shareholder

Authorized Signature

Title

Partners Group Private Equity Performance Holding Limited
Name of Shareholder

Authorized Signature

Title

Vega Invest (Guernsey) Limited
Name of Shareholder

Authorized Signature

Title

Screen Investors 2004, LLC
Name of Shareholder

Authorized Signature

Title

SSB Capital Partners (Master Fund) I, L.P.
Name of Shareholder

Authorized Signature

Title

Weston Presidio Capital IV, L.P.
Name of Shareholder

Authorized Signature

Title

WPC Entrepreneur Fund II, L.P.
Name of Shareholder

Authorized Signature

Title

Combined Jewish Philanthropies of Greater Boston By: Bain Capital Investors, LLC, its Attorney-in-fact
Name of Shareholder

Authorized Signature

Title

Fidelity Investments Charitable Gift Fund By: Bain Capital Investors, LLC, its Attorney-in-fact
Name of Shareholder

Authorized Signature

Title

The Boston Foundation By: Bain Capital Investors, LLC, its Attorney-in-fact
Name of Shareholder

Authorized Signature

Title

The Corporation for the President of The Church of Jesus Christ of Latter-day Saints By: Bain Capital Investors, LLC, its Attorney-in-fact
Name of Shareholder

Authorized Signature

Title

Accepted as of the date hereof:

Goldman, Sachs & Co.

(Goldman, Sachs & Co.)

Citigroup Global Markets Inc.

By:
Name:
Title:

J.P. Morgan Securities Inc.

By:
Name:
Title:

Deutsche Bank Securities Inc.

By:
Name:
Title:

On behalf of each of the Underwriters

Accepted as of the date hereof:

Deutsche Bank Securities Inc.

By:
Name:
Title:

By:
Name:
Title:

In its capacity as Independent Underwriter

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Deutsche Bank Securities Inc.
Bank of America Securities LLC
Bear, Stearns & Co. Inc.
BMO Capital Markets Corp.
Credit Suisse Securities (USA) LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Wachovia Capital Markets, LLC
Total

SCHEDULE II

	Total Number of Firm Shares to be Sold	Number of Optional Shares to be Sold if Maximum Option Exercised
The Selling Stockholders:
J.P. Morgan Partners Global Investors, L.P.	1,120,104	168,826
J.P. Morgan Partners Global Investors Cayman, L.P.	479,626	72,290
J.P. Morgan Partners Global Investors Cayman II, L.P.	62,886	9,478
AMCE (Ginger), L.P.	172,108	25,940
AMCE (Luke), L.P.	82,716	12,466
J.P. Morgan Partners Global Investors (Selldown), L.P.	179,194	27,008
AMCE (Scarlett), L.P.	200,052	30,152
J.P. Morgan Partners Global Investors (Selldown) II, L.P.	787,326	118,668
J.P. Morgan Partners Global Fund/AMC/Selldown II, L.P.	77,950	11,748
J.P. Morgan Partners Global Investors (Selldown) II-C, L.P.	451,462	68,046
J.P. Morgan Partners (BHCA), L.P.	4,672,652	704,282
Apollo Investment Fund V, L.P.	7,109,464	1,071,570
Apollo Overseas Partners V, L.P.	932,598	140,564
Apollo Netherlands Partners V(A), L.P.	97,774	14,736
Apollo Netherlands Partners V(B), L.P.	68,938	10,390
Apollo German Partners V GmbH & Co. KG	77,308	11,652
Bain Capital Holdings (Loews) I, L.P.	3,995,684	602,246
Bain Capital AIV (Loews) II, L.P.	2,020,260	304,502
The Carlyle Group Partners III Loews, L.P.	5,696,762	858,642
CP III Coinvestment, L.P.	319,182	48,108
Spectrum Equity Investors IV, L.P.	3,824,550	576,452
Spectrum Equity Investors Parallel IV, L.P.	22,576	3,402
Spectrum IV Investment Managers’ Fund, L.P.	45,544	6,864

	Total Number of Firm Shares to be Sold	Number of Optional Shares to be Sold if Maximum Option Exercised
AlpInvest Partners CS Investments 2003 C.V.	987,502	148,840
AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	88,654	13,362
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	12,068	1,818
Caisse de dépôt et placement du Québec	1,243,690	187,454
Co-Investment Partners, L.P.	1,554,612	234,318
CSFB Strategic Partners Holdings II, L.P.	41,974	6,326
GSO Credit Opportunities Fund (Helios), L.P.	155,460	23,430
Partners Group Private Equity Performance Holding Limited	93,276	14,058
Vega Invest (Guernsey) Limited	46,638	7,028
Credit Suisse Anlagestiftung	31,092	4,686
Pearl Holdings Limited	139,914	21,088
Screen Investors 2004, LLC	60,628	9,138
SSB Capital Partners (Master Fund) I, L.P.	777,306	117,158
Weston Presidio Capital IV, L.P.	1,530,388	230,666
WPC Entrepreneur Fund II, L.P.	24,224	3,650
Combined Jewish Philanthropies of Greater Boston
Fidelity Investments Charitable Gift Fund
The Boston Foundation
The Corporation for the President of The Church of Jesus Christ of Latter-day Saints
Peter C. Brown(a)	103,622	0
Craig R. Ramsey(a)	15,000	0
Richard T. Walsh(a)	17,442	0
John D. McDonald(a)	14,478	0
Kevin M. Connor(a)	5,814	0
Travis Reid(a)	22,659	0
Mark A. McDonald(a)	10,526	0
Total	39,473,683	5,921,052

(a)           This Selling Stockholder is represented by O’Melveny & Myers LLP, Times Square Tower, 7 Times Square, New York, NY 10036 and has appointed Kevin M. Connor and Craig R. Ramsey, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

SCHEDULE III

SCHEDULE IV

SCHEDULE V

SCHEDULE VI

SCHEDULE VII

ANNEX I

Form of Comfort Letter

ANNEX I(a)

Comfort Letter Delivered Prior To Execution of This Agreement

ANNEX I(b)

Comfort Letter To Be Delivered as of Each Time of Delivery

ANNEX II(a)

Form of Opinion of Weil, Gotshal & Manges LLP

ANNEX II(b)

Form of Opinion of O’Melveny & Myers LLP

ANNEX II(c)

Form of Opinion of General Counsel for the Company